FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Second Quarter 2017 Financial Results
Acquires Land Rover and Jaguar dealerships in New Mexico
Repurchases 3% of Outstanding Share Float

HOUSTON, July 27, 2017 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2017 second quarter net income of $39.1 million, diluted earnings per common share of $1.84, adjusted net income (a non-GAAP measure) of $39.8 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $1.87.
Second quarter 2017 adjusted net income and diluted earnings per share exclude approximately $681 thousand of net after-tax adjustments, or $0.03 per share, related to catastrophic events and acquisition costs. Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“While we had a strong quarter in Brazil, solid growth in aftersales revenue, and a new record in U.S. F&I performance, these factors were not enough to offset ongoing weakness in vehicle sales in our energy-price-impacted markets. Combined new and used sales dropped seven percent in the quarter for our Texas and Oklahoma stores,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Our single largest market of Houston was extremely volatile in the second quarter with Houston total industry auto sales dropping 24 percent in June after an increase in May. Group 1’s Houston sales only decreased 12 percent in June, but this is indicative of the headwinds we continue to face in much of Texas and Oklahoma. As for our overseas businesses, the U.K. market did experience some deceleration as a result of the increased road tax enacted in April, with the overall market declining about 10 percent in the second quarter. However, we were able to significantly outperform the market with our new vehicle unit sales only contracting 1.4 percent and overall same store revenue on a constant currency basis growing 2.5 percent. In addition, Brazil delivered another quarter of profitability, with gross profit up 18 percent on a constant currency basis, reflecting double-digit growth in used, aftersales, and F&I. The team has us well positioned for further improvements as the Brazilian economy begins to rebound.”
Consolidated Results for Second Quarter 2017 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue decreased 4.0 percent (decreased 2.4 percent) to $2.7 billion; total gross profit decreased 1.3 percent (decreased 0.1 percent) to $404.9 million.

▪
New vehicle revenues decreased 6.0 percent (decreased 4.6 percent) on a 6.3 percent decrease in unit sales. New vehicle gross profit decreased 7.7 percent (decreased 6.1 percent) to $74.9 million. U.S. Same Store new vehicle margins were down 1.0 percent, or $18 per unit, to $1,858.

▪
Retail used vehicle revenues decreased 4.2 percent (decreased 2.2 percent) on a 2.9 percent decrease in unit sales. Retail used vehicle gross profit decreased 6.9 percent (decreased 5.5 percent) to $44.9 million reflecting the impact of lower margins, down $62 per unit, in combination with the volume decline.

▪
Parts and service gross profit increased 3.3 percent (increased 4.5 percent) on revenue growth of 3.0 percent (increased 4.1 percent). Same Store parts and service gross profit increased 4.2 percent (increased 5.4 percent) on revenue growth of 4.2 percent (increased 5.3 percent). U.S. Same Store parts & service revenue increased 5.6 percent.

▪
Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 4.1 percent (increased 5.0 percent) to $1,461 per retail unit. U.S. F&I gross profit per unit increased 5.4 percent, or $86, to a record $1,688.

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▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 80 basis points to 73.7 percent. Adjusted SG&A expenses as a percent of gross profit (a non-GAAP measure) increased 130 basis points to 73.5 percent.

Segment Results for Second Quarter 2017 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 79.5 percent of total revenues and 84.1 percent of total gross profit. On a Same Store basis, U.S. revenues were $2.1 billion, a decrease of 2.7 percent, and total Same Store gross profit was essentially flat. The revenue decrease reflects 5.7 percent and 4.9 percent declines in Same Store retail new and used unit sales, respectively. The vast majority of the sales decline came from the Company’s oil-impacted markets of Texas and Oklahoma.

▪	United Kingdom:
The Company’s U.K. operations accounted for 16.4 percent of total revenues and 12.6 percent of total gross profit. Although the overall U.K. new vehicle industry sales decreased 10 percent in the quarter, the Company’s Same Store new vehicle unit sales outperformed the market with only a slight decrease of 1.4 percent. Total Same Store revenue grew 2.5 percent and total Same Store gross profit grew 2.6 percent, both on a constant currency basis. The gross profit growth was driven by a 4.2 percent increase in aftersales gross profit on a constant currency basis, and a 7.5 percent increase in F&I per retail unit on a constant currency basis.

▪	Brazil:
The Company’s Brazilian operations were profitable again this quarter and accounted for 4.1 percent of total revenues and 3.3 percent of total gross profit. Total Same Store revenue grew 10.8 percent (increased 1.7 percent) and total Same Store gross profit increased 28.5 percent (increased 18.0 percent), reflecting strong growth in Same Store total used vehicles gross profit of 46.9 percent (increased 35.2 percent) and a 42.4 percent increase (increased 30.6 percent) in Same Store aftersales gross profit. In addition, Same Store F&I gross profit PRU increased 43.5 percent (increased 32.0 percent). SG&A as a percentage of gross profit improved 440 basis points to 88.3 percent.
Corporate Development
The Company is pleased to announce it has acquired its first Jaguar and Land Rover dealerships in the U.S., which are located in Albuquerque and Santa Fe, New Mexico, and have projected annualized revenues of $40 million. The addition of these two stores expands the Company’s global network to seven Land Rover and seven Jaguar franchises. The dealerships, which operate as Jaguar Land Rover Albuquerque and Land Rover Santa Fe, are the only Jaguar and Land Rover dealerships in the state of New Mexico, and expand the Company’s presence to 15 states in the U.S.
As previously announced in April, the Company opened Cedar Park Nissan in Austin, Texas, which has an expected annualized revenue of $30 million. This new point of representation for Nissan was awarded to Group 1 by Nissan Motor Corporation U.S.A. Additionally, as previously announced in July 2017, the Company acquired Beadles Group Ltd in the U.K., which expands the dealership footprint in the region to 43 stores. With expected annual revenues of $330 million, the Beadles acquisition increases the Company’s projected U.K. annual revenue base to over $2 billion.
Year-to-date 2017, the Company has acquired 16 dealerships, which are expected to generate an estimated $435 million in annualized revenues, and the Company has disposed of two dealerships in Brazil, which generated approximately $25 million in trailing-twelve-month revenues.
Share Repurchase Authorization
During the second quarter, the Company repurchased 629,298 shares, or approximately three percent of its previously outstanding common shares, at an average price per common share of $62.01 for a total of $39.0 million. As of June 30, 2017, $50.7 million remains available under the Company's current common stock share repurchase authorization, which was reset in May 2017.

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Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.
Second Quarter 2017 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com. Click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    1935170
A telephonic replay will be available following the call through August 3, 2017 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10110617
About Group 1 Automotive, Inc.
Group 1 owns and operates 173 automotive dealerships, 227 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,448,768	$1,540,759	(6.0)
Used vehicle retail sales	685,949	715,778	(4.2)
Used vehicle wholesale sales	99,377	96,279	3.2
Parts and service	331,631	322,073	3.0
Finance, insurance and other, net	106,470	107,560	(1.0)
Total revenues	2,672,195	2,782,449	(4.0)
COST OF SALES:
New vehicle retail sales	1,373,857	1,459,611	(5.9)
Used vehicle retail sales	641,036	667,513	(4.0)
Used vehicle wholesale sales	99,644	96,331	3.4
Parts and service	152,766	148,875	2.6
Total cost of sales	2,267,303	2,372,330	(4.4)
GROSS PROFIT	404,892	410,119	(1.3)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	298,568	299,022	(0.2)
DEPRECIATION AND AMORTIZATION EXPENSE	14,093	12,713	10.9
ASSET IMPAIRMENTS	—	1,024	(100.0)
OPERATING INCOME	92,231	97,360	(5.3)
OTHER EXPENSE:
Floorplan interest expense	(13,226)	(11,593)	14.1
Other interest expense, net	(17,315)	(16,705)	3.7
INCOME BEFORE INCOME TAXES	61,690	69,062	(10.7)
PROVISION FOR INCOME TAXES	(22,557)	(22,482)	0.3
NET INCOME	$39,133	$46,580	(16.0)
Less: Earnings allocated to participating securities	$1,389	$1,884	(26.3)
Earnings available to diluted common shares	$37,744	$44,696	(15.6)
DILUTED EARNINGS PER SHARE	$1.84	$2.12	(13.2)
Weighted average dilutive common shares outstanding	20,522	21,070	(2.6)
Weighted average participating securities	761	892	(14.7)
Total weighted average shares outstanding	21,283	21,962	(3.1)

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,785,981	$2,950,609	(5.6)
Used vehicle retail sales	1,346,876	1,403,949	(4.1)
Used vehicle wholesale sales	203,534	197,871	2.9
Parts and service	651,329	630,665	3.3
Finance, insurance and other, net	203,304	207,710	(2.1)
Total revenues	5,191,024	5,390,804	(3.7)
COST OF SALES:
New vehicle retail sales	2,641,843	2,797,734	(5.6)
Used vehicle retail sales	1,256,958	1,306,484	(3.8)
Used vehicle wholesale sales	203,701	196,474	3.7
Parts and service	300,108	290,891	3.2
Total cost of sales	4,402,610	4,591,583	(4.1)
GROSS PROFIT	788,414	799,221	(1.4)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	588,347	592,687	(0.7)
DEPRECIATION AND AMORTIZATION EXPENSE	27,699	25,177	10.0
ASSET IMPAIRMENTS	—	1,956	(100.0)
OPERATING INCOME	172,368	179,401	(3.9)
OTHER EXPENSE:
Floorplan interest expense	(25,168)	(22,603)	11.3
Other interest expense, net	(34,314)	(33,634)	2.0
INCOME BEFORE INCOME TAXES	112,886	123,164	(8.3)
PROVISION FOR INCOME TAXES	(39,814)	(42,293)	(5.9)
NET INCOME	$73,072	$80,871	(9.6)
Less: Earnings allocated to participating securities	$2,645	$3,223	(17.9)
Earnings available to diluted common shares	$70,427	$77,648	(9.3)
DILUTED EARNINGS PER SHARE	$3.42	$3.57	(4.2)
Weighted average dilutive common shares outstanding	20,609	21,762	(5.3)
Weighted average participating securities	789	907	(13.0)
Total weighted average shares outstanding	21,398	22,669	(5.6)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	June 30, 2017	December 31, 2016	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$26,573	$20,992	26.6
Contracts in transit and vehicle receivables, net	217,378	269,508	(19.3)
Accounts and notes receivable, net	158,542	173,364	(8.5)
Inventories, net	1,803,909	1,651,815	9.2
Prepaid expenses and other current assets	87,470	34,908	150.6
Total current assets	2,293,872	2,150,587	6.7
PROPERTY AND EQUIPMENT, net	1,167,345	1,125,883	3.7
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,164,465	1,161,639	0.2
OTHER ASSETS	18,903	23,794	(20.6)
Total assets	$4,644,585	$4,461,903	4.1

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,214,084	$1,136,654	6.8
Offset account related to floorplan notes payable - credit facility	(55,579)	(59,626)	(6.8)
Floorplan notes payable - manufacturer affiliates	430,619	392,661	9.7
Offset account related to floorplan notes payable - manufacturer affiliates	(21,000)	(25,500)	(17.6)
Current maturities of long-term debt and short-term financing	53,184	72,419	(26.6)
Current liabilities from interest rate risk management activities	1,626	3,941	(58.7)
Accounts payable	330,747	356,099	(7.1)
Accrued expenses	173,173	176,469	(1.9)
Total current liabilities	2,126,854	2,053,117	3.6
5.00% SENIOR NOTES (principal of $550,000 at December 31, 2016 and December 31, 2015, respectively)	541,256	540,465	0.1
5.25% SENIOR NOTES (principal of $300,000 at December 31, 2016 and December 31, 2015, respectively)	295,869	295,591	0.1
ACQUISITION LINE	32,509	—	100.0
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	352,872	333,326	5.9
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	41,339	43,427	(4.8)
DEFERRED INCOME TAXES	174,220	161,502	7.9
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	18,065	20,470	(11.7)
OTHER LIABILITIES	89,953	83,805	7.3
STOCKHOLDERS' EQUITY:
Common stock	256	257	(0.4)
Additional paid-in capital	287,410	290,899	(1.2)
Retained earnings	1,116,195	1,053,301	6.0
Accumulated other comprehensive loss	(136,268)	(146,944)	(7.3)
Treasury stock	(295,945)	(267,313)	10.7
Total stockholders' equity	971,648	930,200	4.5
Total liabilities and stockholders' equity	$4,644,585	$4,461,903	4.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2017 (%)	2016 (%)	2017 (%)	2016 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	36.6	36.5	35.6	36.6
	California	7.9	9.3	7.9	9.2
	Oklahoma	6.5	6.8	6.5	7.0
	Massachusetts	4.9	5.0	4.7	4.9
	Georgia	4.8	4.1	4.7	4.0
	Florida	2.5	2.6	2.5	2.5
	New Hampshire	2.3	1.9	2.0	1.8
	New Jersey	1.9	1.6	1.7	1.6
	Louisiana	1.9	2.0	2.0	2.0
	Kansas	1.8	1.9	1.7	1.9
	South Carolina	1.5	1.4	1.4	1.4
	Mississippi	1.3	1.6	1.4	1.5
	Alabama	1.1	0.9	1.1	0.9
	Maryland	0.4	0.5	0.4	0.5
		75.4	76.1	73.6	75.8

International	United Kingdom	19.3	18.0	21.4	18.0
	Brazil	5.3	5.9	5.0	6.2
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.4	24.8	24.4	24.3
BMW/MINI		13.1	13.5	13.7	13.3
Volkswagen/Audi/Porsche		12.3	10.9	12.4	10.8
Ford/Lincoln		11.3	10.9	12.1	11.2
Honda/Acura		9.6	10.4	9.3	10.4
Nissan		7.6	6.2	7.9	7.0
Chevrolet/GMC/Buick/Cadillac		5.9	7.6	6.3	7.7
Hyundai/Kia		4.3	4.3	3.9	4.5
Mercedes-Benz/smart/Sprinter		4.2	4.3	4.1	4.0
Chrysler/Dodge/Jeep/RAM		4.1	4.1	3.9	4.1
Other		2.2	3.0	2.0	2.7
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,143,771	$1,203,311	(4.9)
Used vehicle retail sales	536,193	575,280	(6.8)
Used vehicle wholesale sales	66,476	62,062	7.1
Total used	602,669	637,342	(5.4)
Parts and service	282,698	270,525	4.5
Finance, insurance and other, net	94,552	96,204	(1.7)
Total	$2,123,690	$2,207,382	(3.8)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.1
Used vehicle retail sales	6.8	7.0
Used vehicle wholesale sales	0.4	—
Total used	6.1	6.3
Parts and service	53.8	54.2
Finance, insurance and other, net	100.0	100.0
Total	16.0	15.6
GROSS PROFIT:
New vehicle retail sales	$57,000	$61,640	(7.5)
Used vehicle retail sales	36,704	40,184	(8.7)
Used vehicle wholesale sales	246	27	811.1
Total used	36,950	40,211	(8.1)
Parts and service	151,971	146,541	3.7
Finance, insurance and other, net	94,552	96,204	(1.7)
Total	$340,473	$344,596	(1.2)
UNITS SOLD:
Retail new vehicles sold	30,802	33,191	(7.2)
Retail used vehicles sold	25,202	26,856	(6.2)
Wholesale used vehicles sold	9,701	9,476	2.4
Total used	34,903	36,332	(3.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,133	$36,254	2.4
Used vehicle retail	$21,276	$21,421	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,851	$1,857	(0.3)
Used vehicle retail sales	1,456	1,496	(2.7)
Used vehicle wholesale sales	25	3	733.3
Total used	1,059	1,107	(4.3)
Finance, insurance and other, net (per retail unit)	$1,688	$1,602	5.4
OTHER:
SG&A expenses	$243,844	$245,389	(0.6)
Adjusted SG&A expenses (1)	$243,201	$242,370	0.3
SG&A as % revenues	11.5	11.1
Adjusted SG&A as % revenues (1)	11.5	11.0
SG&A as % gross profit	71.6	71.2
Adjusted SG&A as % gross profit (1)	71.4	70.3
Operating margin %	4.0	4.0
Adjusted operating margin % (1)	4.0	4.1
Pretax margin %	2.6	2.8
Adjusted pretax margin % (1)	2.7	3.0
INTEREST EXPENSE:
Floorplan interest expense	$(12,062)	$(10,401)	16.0
Floorplan assistance	11,452	12,100	(5.4)
Net floorplan (expenses) income	$(610)	$1,699	(135.9)
Other interest expense, net	$(16,572)	$(15,357)	7.9
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,162,020	$2,303,703	(6.2)
Used vehicle retail sales	1,058,140	1,134,044	(6.7)
Used vehicle wholesale sales	137,021	130,935	4.6
Total used	1,195,161	1,264,979	(5.5)
Parts and service	553,857	533,983	3.7
Finance, insurance and other, net	180,371	186,350	(3.2)
Total	$4,091,409	$4,289,015	(4.6)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.0
Used vehicle retail sales	7.1	7.4
Used vehicle wholesale sales	(0.1)	0.7
Total used	6.2	6.7
Parts and service	53.8	54.4
Finance, insurance and other, net	100.0	100.0
Total	16.2	15.8
GROSS PROFIT:
New vehicle retail sales	$108,209	$115,787	(6.5)
Used vehicle retail sales	74,636	83,639	(10.8)
Used vehicle wholesale sales	(116)	871	(113.3)
Total used	74,520	84,510	(11.8)
Parts and service	297,969	290,660	2.5
Finance, insurance and other, net	180,371	186,350	(3.2)
Total	$661,069	$677,307	(2.4)
UNITS SOLD:
Retail new vehicles sold	58,300	63,992	(8.9)
Retail used vehicles sold	50,131	53,687	(6.6)
Wholesale used vehicles sold	19,682	19,889	(1.0)
Total used	69,813	73,576	(5.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,084	$36,000	3.0
Used vehicle retail	$21,107	$21,123	(0.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,856	$1,809	2.6
Used vehicle retail sales	1,489	1,558	(4.4)
Used vehicle wholesale sales	(6)	44	(113.6)
Total used	1,067	1,149	(7.1)
Finance, insurance and other, net (per retail unit)	$1,663	$1,584	5.0
OTHER:
SG&A expenses	$480,117	$491,229	(2.3)
Adjusted SG&A expenses (1)	$481,307	$486,456	(1.1)
SG&A as % revenues	11.7	11.5
Adjusted SG&A as % revenues (1)	11.8	11.3
SG&A as % gross profit	72.6	72.5
Adjusted SG&A as % gross profit (1)	72.8	71.8
Operating margin %	3.8	3.8
Adjusted operating margin % (1)	3.8	4.0
Pretax margin %	2.5	2.6
Adjusted pretax margin % (1)	2.5	2.8
INTEREST EXPENSE:
Floorplan interest expense	$(22,940)	$(20,449)	12.2
Floorplan assistance	21,736	23,351	(6.9)
Net floorplan (expense) income	$(1,204)	$2,902	(141.5)
Other interest expense, net	$(32,844)	$(30,870)	6.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$231,415	$262,028	(11.7)	(1.0)
Used vehicle retail sales	128,406	122,827	4.5	17.2
Used vehicle wholesale sales	30,448	33,367	(8.7)	2.2
Total used	158,854	156,194	1.7	14.0
Parts and service	37,050	39,949	(7.3)	3.9
Finance, insurance and other, net	9,784	9,621	1.7	13.9
Total	$437,103	$467,792	(6.6)	4.7
GROSS MARGIN %:
New vehicle retail sales	5.9	5.9
Used vehicle retail sales	5.2	5.6
Used vehicle wholesale sales	(2.3)	(0.3)
Total used	3.8	4.3
Parts and service	57.9	56.3
Finance, insurance and other, net	100.0	100.0
Total	11.7	11.6
GROSS PROFIT:
New vehicle retail sales	$13,744	$15,462	(11.1)	(0.6)
Used vehicle retail sales	6,679	6,854	(2.6)	9.4
Used vehicle wholesale sales	(715)	(114)	(527.2)	(585.0)
Total used	5,964	6,740	(11.5)	(0.3)
Parts and service	21,440	22,505	(4.7)	6.7
Finance, insurance and other, net	9,784	9,621	1.7	13.9
Total	$50,932	$54,328	(6.3)	5.0
UNITS SOLD:
Retail new vehicles sold	7,894	7,868	0.3
Retail used vehicles sold	5,813	5,006	16.1
Wholesale used vehicles sold	4,137	3,997	3.5
Total used	9,950	9,003	10.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,315	$33,303	(12.0)	(1.4)
Used vehicle retail	$22,089	$24,536	(10.0)	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,741	$1,965	(11.4)	(0.9)
Used vehicle retail sales	1,149	1,369	(16.1)	(5.8)
Used vehicle wholesale sales	(173)	(29)	(496.6)	(561.8)
Total used	599	749	(20.0)	(9.8)
Finance, insurance and other, net (per retail unit)	$714	$747	(4.4)	7.0
OTHER:
SG&A expenses	$42,456	$42,109	0.8	13.1
Adjusted SG&A expenses (1)	$42,168	$42,109	0.1	12.3
SG&A as % revenues	9.7	9.0
Adjusted SG&A as % revenues (1)	9.6	9.0
SG&A as % gross profit	83.4	77.5
Adjusted SG&A as % gross profit (1)	82.8	77.5
Operating margin %	1.5	2.2
Adjusted operating margin % (1)	1.6	2.2
Pretax margin %	1.1	1.7
Adjusted pretax margin % (1)	1.2	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(1,053)	$(1,134)	(7.1)	4.1
Floorplan assistance	220	225	(2.2)	9.7
Net floorplan expense	$(833)	$(909)	(8.4)	2.8
Other interest expense, net	$(684)	$(1,385)	(50.6)	(44.2)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$490,055	$508,564	(3.6)	9.8
Used vehicle retail sales	243,775	232,944	4.6	19.1
Used vehicle wholesale sales	60,957	65,399	(6.8)	6.1
Total used	304,732	298,343	2.1	16.2
Parts and service	73,831	74,498	(0.9)	12.8
Finance, insurance and other, net	18,812	18,283	2.9	17.0
Total	$887,430	$899,688	(1.4)	12.3
GROSS MARGIN %:
New vehicle retail sales	5.7	5.8
Used vehicle retail sales	5.0	5.2
Used vehicle wholesale sales	(0.8)	0.7
Total used	3.8	4.2
Parts and service	57.8	55.0
Finance, insurance and other, net	100.0	100.0
Total	11.4	11.2
GROSS PROFIT:
New vehicle retail sales	$28,145	$29,316	(4.0)	9.2
Used vehicle retail sales	12,108	12,064	0.4	14.2
Used vehicle wholesale sales	(504)	458	(210.0)	(220.6)
Total used	11,604	12,522	(7.3)	5.6
Parts and service	42,665	40,953	4.2	18.6
Finance, insurance and other, net	18,812	18,283	2.9	17.0
Total	$101,226	$101,074	0.2	14.0
UNITS SOLD:
Retail new vehicles sold	16,912	15,226	11.1
Retail used vehicles sold	11,424	9,601	19.0
Wholesale used vehicles sold	8,306	7,639	8.7
Total used	19,730	17,240	14.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,977	$33,401	(13.2)	(1.1)
Used vehicle retail	$21,339	$24,262	(12.0)	0.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,664	$1,925	(13.6)	(1.7)
Used vehicle retail sales	1,060	1,257	(15.7)	(4.0)
Used vehicle wholesale sales	(61)	60	(201.7)	(210.9)
Total used	588	726	(19.0)	(7.7)
Finance, insurance and other, net (per retail unit)	$664	$736	(9.8)	2.5
OTHER:
SG&A expenses	$84,080	$79,545	5.7	20.3
Adjusted SG&A expenses (1)	$83,792	$78,984	6.1	20.8
SG&A as % revenues	9.5	8.8
Adjusted SG&A as % revenues (1)	9.4	8.8
SG&A as % gross profit	83.1	78.7
Adjusted SG&A as % gross profit (1)	82.8	78.1
Operating margin %	1.5	2.0
Adjusted operating margin % (1)	1.6	2.1
Pretax margin %	1.2	1.5
Adjusted pretax margin % (1)	1.2	1.6
INTEREST EXPENSE:
Floorplan interest expense	$(2,087)	$(2,054)	1.6	15.6
Floorplan assistance	449	488	(8.0)	4.8
Net floorplan expense	$(1,638)	$(1,566)	4.6	19.0
Other interest expense, net	$(1,265)	$(2,667)	(52.6)	(46.0)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$73,582	$75,420	(2.4)	(10.5)
Used vehicle retail sales	21,350	17,671	20.8	11.0
Used vehicle wholesale sales	2,453	850	188.6	166.2
Total used	23,803	18,521	28.5	18.1
Parts and service	11,883	11,599	2.4	(6.0)
Finance, insurance and other, net	2,134	1,735	23.0	12.9
Total	$111,402	$107,275	3.8	(4.7)
GROSS MARGIN %:
New vehicle retail sales	5.7	5.4
Used vehicle retail sales	7.2	6.9
Used vehicle wholesale sales	8.2	4.1
Total used	7.3	6.8
Parts and service	45.9	35.8
Finance, insurance and other, net	100.0	100.0
Total	12.1	10.4
GROSS PROFIT:
New vehicle retail sales	$4,167	$4,046	3.0	(5.5)
Used vehicle retail sales	1,530	1,227	24.7	14.6
Used vehicle wholesale sales	202	35	477.1	422.2
Total used	1,732	1,262	37.2	26.0
Parts and service	5,454	4,152	31.4	20.4
Finance, insurance and other, net	2,134	1,735	23.0	12.9
Total	$13,487	$11,195	20.5	10.5
UNITS SOLD:
Retail new vehicles sold	2,180	2,585	(15.7)
Retail used vehicles sold	988	1,089	(9.3)
Wholesale used vehicles sold	237	211	12.3
Total used	1,225	1,300	(5.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,753	$29,176	15.7	6.1
Used vehicle retail	$21,609	$16,227	33.2	22.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,911	$1,565	22.1	12.1
Used vehicle retail sales	1,549	1,127	37.4	26.3
Used vehicle wholesale sales	852	166	413.3	364.9
Total used	1,414	971	45.6	33.7
Finance, insurance and other, net (per retail unit)	$674	$472	42.8	30.9
OTHER:
SG&A expenses	$12,268	$11,524	6.5	(2.3)
SG&A as % revenues	11.0	10.7
SG&A as % gross profit	91.0	102.9
Operating margin %	0.8	(0.6)
Pretax margin %	0.6	(0.6)
INTEREST EXPENSE:
Floorplan interest expense	$(111)	$(58)	91.4	76.6
Floorplan assistance	—	—	—	—
Net floorplan expense	$(111)	$(58)	91.4	76.6
Other interest expense, net	$(59)	$37	(259.5)	(248.2)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$133,906	$138,342	(3.2)	(16.3)
Used vehicle retail sales	44,961	36,961	21.6	4.2
Used vehicle wholesale sales	5,556	1,537	261.5	212.1
Total used	50,517	38,498	31.2	12.5
Parts and service	23,641	22,184	6.6	(8.1)
Finance, insurance and other, net	4,121	3,077	33.9	15.8
Total	$212,185	$202,101	5.0	(9.4)
GROSS MARGIN %:
New vehicle retail sales	5.8	5.6
Used vehicle retail sales	7.1	4.8
Used vehicle wholesale sales	8.2	4.4
Total used	7.2	4.8
Parts and service	44.8	36.8
Finance, insurance and other, net	100.0	100.0
Total	12.3	10.3
GROSS PROFIT:
New vehicle retail sales	$7,784	$7,772	0.2	(13.8)
Used vehicle retail sales	3,174	1,762	80.1	58.0
Used vehicle wholesale sales	453	68	566.2	468.8
Total used	3,627	1,830	98.2	73.2
Parts and service	10,587	8,161	29.7	11.6
Finance, insurance and other, net	4,121	3,077	33.9	15.8
Total	$26,119	$20,840	25.3	8.1
UNITS SOLD:
Retail new vehicles sold	3,954	5,207	(24.1)
Retail used vehicles sold	2,014	2,454	(17.9)
Wholesale used vehicles sold	616	522	18.0
Total used	2,630	2,976	(11.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,866	$26,568	27.5	10.2
Used vehicle retail	$22,324	$15,062	48.2	27.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,969	$1,493	31.9	13.5
Used vehicle retail sales	1,576	718	119.5	92.5
Used vehicle wholesale sales	735	130	465.4	382.0
Total used	1,379	615	124.2	96.0
Finance, insurance and other, net (per retail unit)	$691	$402	71.9	48.6
OTHER:
SG&A expenses	$24,150	$21,913	10.2	(5.1)
Adjusted SG&A expenses (1)	$24,150	$21,542	12.1	(3.4)
SG&A as % revenues	11.4	10.8
Adjusted SG&A as % revenues (1)	11.4	10.7
SG&A as % gross profit	92.5	105.2
Adjusted SG&A as % gross profit (1)	92.5	103.4
Operating margin %	0.6	(1.0)
Adjusted operating margin % (1)	0.6	(0.6)
Pretax margin %	0.4	(1.1)
Adjusted pretax margin % (1)	0.4	(0.7)
INTEREST EXPENSE:
Floorplan interest expense	$(141)	$(100)	41.0	23.7
Floorplan assistance	—	—	—	—
Net floorplan expense	$(141)	$(100)	41.0	23.7
Other interest expense, net	$(205)	$(97)	111.3	61.0
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,448,768	$1,540,759	(6.0)	(4.6)
Used vehicle retail sales	685,949	715,778	(4.2)	(2.2)
Used vehicle wholesale sales	99,377	96,279	3.2	6.8
Total used	785,326	812,057	(3.3)	(1.2)
Parts and service	331,631	322,073	3.0	4.1
Finance, insurance and other, net	106,470	107,560	(1.0)	(0.1)
Total	$2,672,195	$2,782,449	(4.0)	(2.4)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.3
Used vehicle retail sales	6.5	6.7
Used vehicle wholesale sales	(0.3)	(0.1)
Total used	5.7	5.9
Parts and service	53.9	53.8
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.7
GROSS PROFIT:
New vehicle retail sales	$74,911	$81,148	(7.7)	(6.1)
Used vehicle retail sales	44,913	48,265	(6.9)	(5.5)
Used vehicle wholesale sales	(267)	(52)	(413.5)	(570.2)
Total used	44,646	48,213	(7.4)	(6.1)
Parts and service	178,865	173,198	3.3	4.5
Finance, insurance and other, net	106,470	107,560	(1.0)	(0.1)
Total	$404,892	$410,119	(1.3)	(0.1)
UNITS SOLD:
Retail new vehicles sold	40,876	43,644	(6.3)
Retail used vehicles sold	32,003	32,951	(2.9)
Wholesale used vehicles sold	14,075	13,684	2.9
Total used	46,078	46,635	(1.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,443	$35,303	0.4	1.9
Used vehicle retail	$21,434	$21,722	(1.3)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,833	$1,859	(1.4)	0.3
Used vehicle retail sales	1,403	1,465	(4.2)	(2.7)
Used vehicle wholesale sales	(19)	(4)	(375.0)	(551.6)
Total used	969	1,034	(6.3)	(5.0)
Finance, insurance and other, net (per retail unit)	$1,461	$1,404	4.1	5.0
OTHER:
SG&A expenses	$298,568	$299,022	(0.2)	1.2
Adjusted SG&A expenses (1)	$297,637	$296,003	0.6	1.9
SG&A as % revenues	11.2	10.7
Adjusted SG&A as % revenues (1)	11.1	10.6
SG&A as % gross profit	73.7	72.9
Adjusted SG&A as % gross profit (1)	73.5	72.2
Operating margin %	3.5	3.5
Adjusted operating margin % (1)	3.5	3.6
Pretax margin %	2.3	2.5
Adjusted pretax margin % (1)	2.3	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(13,226)	$(11,593)	14.1	15.1
Floorplan assistance	11,672	12,325	(5.3)	(5.1)
Net floorplan income	$(1,554)	$732	(312.3)	(324.9)
Other interest expense, net	$(17,315)	$(16,705)	3.7	4.2
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,785,981	$2,950,609	(5.6)	(3.9)
Used vehicle retail sales	1,346,876	1,403,949	(4.1)	(2.1)
Used vehicle wholesale sales	203,534	197,871	2.9	6.7
Total used	1,550,410	1,601,820	(3.2)	(1.0)
Parts and service	651,329	630,665	3.3	4.4
Finance, insurance and other, net	203,304	207,710	(2.1)	(1.1)
Total	$5,191,024	$5,390,804	(3.7)	(2.0)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	6.7	6.9
Used vehicle wholesale sales	(0.1)	0.7
Total used	5.8	6.2
Parts and service	53.9	53.9
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.8
GROSS PROFIT:
New vehicle retail sales	$144,138	$152,875	(5.7)	(3.9)
Used vehicle retail sales	89,918	97,465	(7.7)	(6.4)
Used vehicle wholesale sales	(167)	1,397	(112.0)	(120.2)
Total used	89,751	98,862	(9.2)	(8.0)
Parts and service	351,221	339,774	3.4	4.7
Finance, insurance and other, net	203,304	207,710	(2.1)	(1.1)
Total	$788,414	$799,221	(1.4)	(0.1)
UNITS SOLD:
Retail new vehicles sold	79,166	84,425	(6.2)
Retail used vehicles sold	63,569	65,742	(3.3)
Wholesale used vehicles sold	28,604	28,050	2.0
Total used	92,173	93,792	(1.7)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,192	$34,949	0.7	2.5
Used vehicle retail	$21,188	$21,355	(0.8)	1.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,821	$1,811	0.6	2.5
Used vehicle retail sales	1,414	1,483	(4.7)	(3.2)
Used vehicle wholesale sales	(6)	50	(112.0)	(119.8)
Total used	974	1,054	(7.6)	(6.4)
Finance, insurance and other, net (per retail unit)	$1,424	$1,383	3.0	4.0
OTHER:
SG&A expenses	$588,347	$592,687	(0.7)	0.7
Adjusted SG&A expenses (1)	$589,249	$586,983	0.4	1.8
SG&A as % revenues	11.3	11.0
Adjusted SG&A as % revenues (1)	11.4	10.9
SG&A as % gross profit	74.6	74.2
Adjusted SG&A as % gross profit (1)	74.7	73.4
Operating margin %	3.3	3.3
Adjusted operating margin % (1)	3.3	3.5
Pretax margin %	2.2	2.3
Adjusted pretax margin % (1)	2.2	2.4
INTEREST EXPENSE:
Floorplan interest expense	$(25,168)	$(22,603)	11.3	12.5
Floorplan assistance	22,185	23,839	(6.9)	(6.7)
Net floorplan (expense) income	$(2,983)	$1,236	(341.3)	(358.0)
Other interest expense, net	$(34,314)	$(33,634)	2.0	2.4
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,140,004	$1,185,994	(3.9)
Used vehicle retail sales	535,010	566,676	(5.6)
Used vehicle wholesale sales	66,221	61,222	8.2
Total used	601,231	627,898	(4.2)
Parts and service	282,293	267,248	5.6
Finance, insurance and other, net	93,879	94,601	(0.8)
Total	$2,117,407	$2,175,741	(2.7)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.1
Used vehicle retail sales	6.8	7.0
Used vehicle wholesale sales	0.4	—
Total used	6.1	6.3
Parts and service	53.8	54.1
Finance, insurance and other, net	100.0	100.0
Total	16.0	15.6
GROSS PROFIT:
New vehicle retail sales	$56,994	$61,049	(6.6)
Used vehicle retail sales	36,641	39,778	(7.9)
Used vehicle wholesale sales	248	23	978.3
Total used	36,889	39,801	(7.3)
Parts and service	151,781	144,602	5.0
Finance, insurance and other, net	93,879	94,601	(0.8)
Total	$339,543	$340,053	(0.1)
UNITS SOLD:
Retail new vehicles sold	30,675	32,534	(5.7)
Retail used vehicles sold	25,134	26,430	(4.9)
Wholesale used vehicles sold	9,662	9,326	3.6
Total used	34,796	35,756	(2.7)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,164	$36,454	1.9
Used vehicle retail	$21,286	$21,441	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,858	$1,876	(1.0)
Used vehicle retail sales	1,458	1,505	(3.1)
Used vehicle wholesale sales	26	2	1,200.0
Total used	1,060	1,113	(4.8)
Finance, insurance and other, net (per retail unit)	$1,682	$1,604	4.9
OTHER:
SG&A expenses	$242,734	$240,987	0.7
Adjusted SG&A expenses (2)	$242,091	$237,968	1.7
SG&A as % revenues	11.5	11.1
Adjusted SG&A as % revenues (2)	11.4	10.9
SG&A as % gross profit	71.5	70.9
Adjusted SG&A as % gross profit (2)	71.3	70.0
Operating margin %	4.0	4.0
Adjusted operating margin % (2)	4.1	4.2
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,158,251	$2,267,346	(4.8)
Used vehicle retail sales	1,056,956	1,116,531	(5.3)
Used vehicle wholesale sales	136,766	127,983	6.9
Total used	1,193,722	1,244,514	(4.1)
Parts and service	553,453	527,383	4.9
Finance, insurance and other, net	179,269	183,233	(2.2)
Total	$4,084,695	$4,222,476	(3.3)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.0
Used vehicle retail sales	7.1	7.4
Used vehicle wholesale sales	(0.1)	1.0
Total used	6.2	6.7
Parts and service	53.8	54.4
Finance, insurance and other, net	100.0	100.0
Total	16.2	15.8
GROSS PROFIT:
New vehicle retail sales	$108,198	$114,285	(5.3)
Used vehicle retail sales	74,576	82,131	(9.2)
Used vehicle wholesale sales	(95)	1,264	(107.5)
Total used	74,481	83,395	(10.7)
Parts and service	297,781	286,664	3.9
Finance, insurance and other, net	179,269	183,233	(2.2)
Total	$659,729	$667,577	(1.2)
UNITS SOLD:
Retail new vehicles sold	58,173	62,596	(7.1)
Retail used vehicles sold	50,063	52,787	(5.2)
Wholesale used vehicles sold	19,643	19,439	1.0
Total used	69,706	72,226	(3.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,101	$36,222	2.4
Used vehicle retail	$21,113	$21,152	(0.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,860	$1,826	1.9
Used vehicle retail sales	1,490	1,556	(4.2)
Used vehicle wholesale sales	(5)	65	(107.7)
Total used	1,069	1,155	(7.4)
Finance, insurance and other, net (per retail unit)	$1,656	$1,588	4.3
OTHER:
SG&A expenses	$478,685	$482,012	(0.7)
Adjusted SG&A expenses (2)	$479,875	$476,174	0.8
SG&A as % revenues	11.7	11.4
Adjusted SG&A as % revenues (2)	11.7	11.3
SG&A as % gross profit	72.6	72.2
Adjusted SG&A as % gross profit (2)	72.7	71.3
Operating margin %	3.9	3.9
Adjusted operating margin % (2)	3.8	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$226,002	$259,904	(13.0)	(2.6)
Used vehicle retail sales	121,817	120,775	0.9	13.1
Used vehicle wholesale sales	29,604	32,669	(9.4)	1.5
Total used	151,421	153,444	(1.3)	10.6
Parts and service	35,900	39,566	(9.3)	1.7
Finance, insurance and other, net	9,394	9,513	(1.3)	10.6
Total	$422,717	$462,427	(8.6)	2.5
GROSS MARGIN %:
New vehicle retail sales	5.9	5.9
Used vehicle retail sales	5.2	5.5
Used vehicle wholesale sales	(2.2)	(0.3)
Total used	3.7	4.3
Parts and service	57.7	56.3
Finance, insurance and other, net	100.0	100.0
Total	11.6	11.6
GROSS PROFIT:
New vehicle retail sales	$13,424	$15,342	(12.5)	(2.1)
Used vehicle retail sales	6,335	6,694	(5.4)	6.3
Used vehicle wholesale sales	(661)	(97)	(581.4)	(641.0)
Total used	5,674	6,597	(14.0)	(3.1)
Parts and service	20,704	22,262	(7.0)	4.2
Finance, insurance and other, net	9,394	9,513	(1.3)	10.6
Total	$49,196	$53,714	(8.4)	2.6
UNITS SOLD:
Retail new vehicles sold	7,630	7,741	(1.4)
Retail used vehicles sold	5,329	4,860	9.7
Wholesale used vehicles sold	3,883	3,879	0.1
Total used	9,212	8,739	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,620	$33,575	(11.8)	(1.1)
Used vehicle retail	$22,859	$24,851	(8.0)	3.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,759	$1,982	(11.3)	(0.7)
Used vehicle retail sales	1,189	1,377	(13.7)	(3.1)
Used vehicle wholesale sales	(170)	(25)	(580.0)	(640.2)
Total used	616	755	(18.4)	(8.1)
Finance, insurance and other, net (per retail unit)	$725	$755	(4.0)	7.5
OTHER:
SG&A expenses	$40,612	$41,306	(1.7)	10.2
Adjusted SG&A expenses (2)	$40,324	$41,306	(2.4)	9.5
SG&A as % revenues	9.6	8.9
Adjusted SG&A as % revenues (2)	9.5	8.9
SG&A as % gross profit	82.6	76.9
Adjusted SG&A as % gross profit (2)	82.0	76.9
Operating margin %	1.6	2.3
Adjusted operating margin % (2)	1.7	2.3
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$448,307	$492,143	(8.9)	3.7
Used vehicle retail sales	215,868	221,449	(2.5)	10.8
Used vehicle wholesale sales	54,000	61,469	(12.2)	(0.2)
Total used	269,868	282,918	(4.6)	8.4
Parts and service	64,119	69,672	(8.0)	4.6
Finance, insurance and other, net	17,012	17,704	(3.9)	9.2
Total	$799,306	$862,437	(7.3)	5.4
GROSS MARGIN %:
New vehicle retail sales	5.8	5.8
Used vehicle retail sales	5.1	5.4
Used vehicle wholesale sales	(0.3)	0.8
Total used	4.0	4.4
Parts and service	57.3	54.9
Finance, insurance and other, net	100.0	100.0
Total	11.4	11.3
GROSS PROFIT:
New vehicle retail sales	$26,123	$28,786	(9.3)	3.2
Used vehicle retail sales	11,078	11,892	(6.8)	5.9
Used vehicle wholesale sales	(162)	500	(132.4)	(132.2)
Total used	10,916	12,392	(11.9)	0.4
Parts and service	36,763	38,220	(3.8)	9.3
Finance, insurance and other, net	17,012	17,704	(3.9)	9.2
Total	$90,814	$97,102	(6.5)	6.3
UNITS SOLD:
Retail new vehicles sold	15,280	14,625	4.5
Retail used vehicles sold	9,921	9,075	9.3
Wholesale used vehicles sold	7,244	7,240	0.1
Total used	17,165	16,315	5.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,339	$33,651	(12.8)	(0.7)
Used vehicle retail	$21,759	$24,402	(10.8)	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,710	$1,968	(13.1)	(1.3)
Used vehicle retail sales	1,117	1,310	(14.7)	(3.1)
Used vehicle wholesale sales	(22)	69	(131.9)	(132.2)
Total used	636	760	(16.3)	(4.6)
Finance, insurance and other, net (per retail unit)	$675	$747	(9.6)	2.7
OTHER:
SG&A expenses	$71,800	$73,323	(2.1)	11.3
Adjusted SG&A expenses (2)	$71,512	$72,762	(1.7)	11.7
SG&A as % revenues	9.0	8.5
Adjusted SG&A as % revenues (2)	8.9	8.4
SG&A as % gross profit	79.1	75.5
Adjusted SG&A as % gross profit (2)	78.7	74.9
Operating margin %	2.0	2.4
Adjusted operating margin % (2)	2.0	2.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$72,041	$70,868	1.7	(6.7)
Used vehicle retail sales	20,874	15,677	33.2	22.3
Used vehicle wholesale sales	2,419	618	291.4	260.4
Total used	23,293	16,295	42.9	31.4
Parts and service	11,605	9,735	19.2	9.5
Finance, insurance and other, net	2,065	1,512	36.6	25.4
Total	$109,004	$98,410	10.8	1.7
GROSS MARGIN %:
New vehicle retail sales	5.7	5.4
Used vehicle retail sales	7.2	7.1
Used vehicle wholesale sales	8.2	7.3
Total used	7.3	7.1
Parts and service	46.3	38.7
Finance, insurance and other, net	100.0	100.0
Total	12.1	10.5
GROSS PROFIT:
New vehicle retail sales	$4,106	$3,861	6.3	(2.4)
Used vehicle retail sales	1,505	1,115	35.0	24.2
Used vehicle wholesale sales	199	45	342.2	308.5
Total used	1,704	1,160	46.9	35.2
Parts and service	5,368	3,769	42.4	30.6
Finance, insurance and other, net	2,065	1,512	36.6	25.4
Total	$13,243	$10,302	28.5	18.0
UNITS SOLD:
Retail new vehicles sold	2,130	2,331	(8.6)
Retail used vehicles sold	969	931	4.1
Wholesale used vehicles sold	234	147	59.2
Total used	1,203	1,078	11.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,822	$30,402	11.2	2.1
Used vehicle retail	$21,542	$16,839	27.9	17.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,928	$1,656	16.4	6.8
Used vehicle retail sales	1,553	1,198	29.6	19.3
Used vehicle wholesale sales	850	306	177.8	156.6
Total used	1,416	1,076	31.6	21.1
Finance, insurance and other, net (per retail unit)	$666	$464	43.5	32.0
OTHER:
SG&A expenses	$11,695	$9,551	22.4	12.4
SG&A as % revenues	10.7	9.7
SG&A as % gross profit	88.3	92.7
Operating margin %	1.1	0.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$125,953	$128,078	(1.7)	(14.8)
Used vehicle retail sales	41,279	32,077	28.7	10.5
Used vehicle wholesale sales	5,430	1,060	412.3	344.4
Total used	46,709	33,137	41.0	21.1
Parts and service	21,849	17,868	22.3	5.8
Finance, insurance and other, net	3,755	2,583	45.4	26.0
Total	$198,266	$181,666	9.1	(5.6)
GROSS MARGIN %:
New vehicle retail sales	5.9	5.6
Used vehicle retail sales	7.3	4.9
Used vehicle wholesale sales	8.1	7.5
Total used	7.4	5.0
Parts and service	46.0	39.1
Finance, insurance and other, net	100.0	100.0
Total	12.4	10.2
GROSS PROFIT:
New vehicle retail sales	$7,395	$7,211	2.6	(11.5)
Used vehicle retail sales	3,019	1,585	90.5	67.1
Used vehicle wholesale sales	438	80	447.5	376.9
Total used	3,457	1,665	107.6	81.9
Parts and service	10,057	6,989	43.9	24.3
Finance, insurance and other, net	3,755	2,583	45.4	26.0
Total	$24,664	$18,448	33.7	15.6
UNITS SOLD:
Retail new vehicles sold	3,709	4,538	(18.3)
Retail used vehicles sold	1,897	1,979	(4.1)
Wholesale used vehicles sold	481	351	37.0
Total used	2,378	2,330	2.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,959	$28,223	20.3	4.2
Used vehicle retail	$21,760	$16,209	34.2	15.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,994	$1,589	25.5	8.3
Used vehicle retail sales	1,591	801	98.6	74.4
Used vehicle wholesale sales	911	228	299.6	248.0
Total used	1,454	715	103.4	78.3
Finance, insurance and other, net (per retail unit)	$670	$396	69.2	46.5
OTHER:
SG&A expenses	$21,947	$17,429	25.9	8.8
SG&A as % revenues	11.1	9.6
SG&A as % gross profit	89.0	94.5
Operating margin %	1.0	0.2
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,438,047	$1,516,766	(5.2)	(3.8)
Used vehicle retail sales	677,701	703,128	(3.6)	(1.8)
Used vehicle wholesale sales	98,244	94,509	4.0	7.5
Total used	775,945	797,637	(2.7)	(0.7)
Parts and service	329,798	316,549	4.2	5.3
Finance, insurance and other, net	105,338	105,626	(0.3)	0.6
Total	$2,649,128	$2,736,578	(3.2)	(1.7)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.3
Used vehicle retail sales	6.6	6.8
Used vehicle wholesale sales	(0.2)	—
Total used	5.7	6.0
Parts and service	53.9	53.9
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.8
GROSS PROFIT:
New vehicle retail sales	$74,524	$80,252	(7.1)	(5.6)
Used vehicle retail sales	44,481	47,587	(6.5)	(5.1)
Used vehicle wholesale sales	(214)	(29)	(637.9)	(894.7)
Total used	44,267	47,558	(6.9)	(5.7)
Parts and service	177,853	170,633	4.2	5.4
Finance, insurance and other, net	105,338	105,626	(0.3)	0.6
Total	$401,982	$404,069	(0.5)	0.7
UNITS SOLD:
Retail new vehicles sold	40,435	42,606	(5.1)
Retail used vehicles sold	31,432	32,221	(2.4)
Wholesale used vehicles sold	13,779	13,352	3.2
Total used	45,211	45,573	(0.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,564	$35,600	(0.1)	1.4
Used vehicle retail	$21,561	$21,822	(1.2)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,843	$1,884	(2.2)	(0.5)
Used vehicle retail sales	1,415	1,477	(4.2)	(2.8)
Used vehicle wholesale sales	(16)	(2)	(700.0)	(863.9)
Total used	979	1,044	(6.2)	(4.9)
Finance, insurance and other, net (per retail unit)	$1,466	$1,412	3.8	4.8
OTHER:
SG&A expenses	$295,041	$291,844	1.1	2.5
Adjusted SG&A expenses (2)	$294,110	$288,825	1.8	3.2
SG&A as % revenues	11.1	10.7
Adjusted SG&A as % revenues (2)	11.1	10.6
SG&A as % gross profit	73.4	72.2
Adjusted SG&A as % gross profit (2)	73.2	71.5
Operating margin %	3.5	3.6
Adjusted operating margin % (2)	3.6	3.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,732,511	$2,887,567	(5.4)	(3.8)
Used vehicle retail sales	1,314,103	1,370,057	(4.1)	(2.4)
Used vehicle wholesale sales	196,196	190,512	3.0	6.5
Total used	1,510,299	1,560,569	(3.2)	(1.3)
Parts and service	639,421	614,923	4.0	4.9
Finance, insurance and other, net	200,036	203,520	(1.7)	(0.8)
Total	$5,082,267	$5,266,579	(3.5)	(1.9)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	6.7	7.0
Used vehicle wholesale sales	0.1	1.0
Total used	5.9	6.2
Parts and service	53.9	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.3	14.9
GROSS PROFIT:
New vehicle retail sales	$141,716	$150,282	(5.7)	(4.0)
Used vehicle retail sales	88,673	95,608	(7.3)	(6.0)
Used vehicle wholesale sales	181	1,844	(90.2)	(93.3)
Total used	88,854	97,452	(8.8)	(7.7)
Parts and service	344,601	331,873	3.8	4.9
Finance, insurance and other, net	200,036	203,520	(1.7)	(0.8)
Total	$775,207	$783,127	(1.0)	0.1
UNITS SOLD:
Retail new vehicles sold	77,162	81,759	(5.6)
Retail used vehicles sold	61,881	63,841	(3.1)
Wholesale used vehicles sold	27,368	27,030	1.3
Total used	89,249	90,871	(1.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,413	$35,318	0.3	1.9
Used vehicle retail	$21,236	$21,460	(1.0)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,837	$1,838	(0.1)	1.7
Used vehicle retail sales	1,433	1,498	(4.3)	(3.1)
Used vehicle wholesale sales	7	68	(89.7)	(93.4)
Total used	996	1,072	(7.1)	(6.0)
Finance, insurance and other, net (per retail unit)	$1,439	$1,398	2.9	3.9
OTHER:
SG&A expenses	$572,432	$572,764	(0.1)	1.1
Adjusted SG&A expenses (2)	$573,334	$566,365	1.2	2.4
SG&A as % revenues	11.3	10.9
Adjusted SG&A as % revenues (2)	11.3	10.8
SG&A as % gross profit	73.8	73.1
Adjusted SG&A as % gross profit (2)	74.0	72.3
Operating margin %	3.5	3.5
Adjusted operating margin % (2)	3.4	3.7
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$243,844	$245,389	(0.6)
Pre-tax adjustments:
Catastrophic events	(643)	(2,769)
Loss on real estate and dealership transactions	—	(250)
Adjusted SG&A (1)	$243,201	$242,370	0.3
SG&A AS % REVENUES:
Unadjusted	11.5	11.1
Adjusted (1)	11.5	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	71.6	71.2
Adjusted (1)	71.4	70.3
OPERATING MARGIN %:
Unadjusted	4.0	4.0
Adjusted (1),(2)	4.0	4.1
PRETAX MARGIN %:
Unadjusted	2.6	2.8
Adjusted (1),(2)	2.7	3.0
SAME STORE SG&A RECONCILIATION:
As reported	$242,734	$240,987	0.7
Pre-tax adjustments:
Catastrophic events	(643)	(2,769)
Loss on real estate and dealership transactions	—	(250)
Adjusted Same Store SG&A (1)	$242,091	$237,968	1.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.5	11.1
Adjusted (1)	11.4	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.5	70.9
Adjusted (1)	71.3	70.0
SAME STORE OPERATING MARGIN %:
Unadjusted	4.0	4.0
Adjusted (1),(3)	4.1	4.2

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$480,117	$491,229	(2.3)
Pre-tax adjustments:
Catastrophic events	(643)	(5,423)
Gain on real estate and dealership transactions	—	680
Acquisition costs	—	(30)
Legal settlements (4)	1,833	—
Adjusted SG&A (1)	$481,307	$486,456	(1.1)
SG&A AS % REVENUES:
Unadjusted	11.7	11.5
Adjusted (1)	11.8	11.3
SG&A AS % GROSS PROFIT:
Unadjusted	72.6	72.5
Adjusted (1)	72.8	71.8
OPERATING MARGIN %:
Unadjusted	3.8	3.8
Adjusted (1),(2)	3.8	4.0
PRETAX MARGIN %:
Unadjusted	2.5	2.6
Adjusted (1),(2)	2.5	2.8
SAME STORE SG&A RECONCILIATION:
As reported	$478,685	$482,012	(0.7)
Pre-tax adjustments:
Catastrophic events	(643)	(5,423)
Loss on real estate and dealership transactions	—	(385)
Acquisition costs	—	(30)
Legal settlements (4)	1,833	—
Adjusted Same Store SG&A (1)	$479,875	$476,174	0.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.7	11.4
Adjusted (1)	11.7	11.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.6	72.2
Adjusted (1)	72.7	71.3
SAME STORE OPERATING MARGIN %:
Unadjusted	3.9	3.9
Adjusted (1),(3)	3.8	4.0

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,534 for the three and six months ended June 30, 2016, respectively.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,534 for the three and six months ended June 30, 2016, respectively.
(4)	For the six months ended June 30, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$42,456	$42,109	0.8
Pre-tax adjustments:
Acquisition costs	(288)	—
Adjusted SG&A (1)	$42,168	$42,109	0.1
SG&A AS % REVENUES:
Unadjusted	9.7	9.0
Adjusted (1)	9.6	9.0
SG&A AS % GROSS PROFIT:
Unadjusted	83.4	77.5
Adjusted (1)	82.8	77.5
OPERATING MARGIN %:
Unadjusted	1.5	2.2
Adjusted (1)	1.6	2.2
PRETAX MARGIN %:
Unadjusted	1.1	1.7
Adjusted (1)	1.2	1.7
SAME STORE SG&A RECONCILIATION:
As reported	$40,612	$41,306	(1.7)
Pre-tax adjustments:
Acquisition costs	(288)	—
Adjusted Same Store SG&A (1)	$40,324	$41,306	(2.4)
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.6	8.9
Adjusted (1)	9.5	8.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	82.6	76.9
Adjusted (1)	82.0	76.9
SAME STORE OPERATING MARGIN %:
Unadjusted	1.6	2.3
Adjusted (1)	1.7	2.3

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$84,080	$79,545	5.7
Pre-tax adjustments:
Acquisition costs	(288)	(561)
Adjusted SG&A (1)	$83,792	$78,984	6.1
SG&A AS % REVENUES:
Unadjusted	9.5	8.8
Adjusted (1)	9.4	8.8
SG&A AS % GROSS PROFIT:
Unadjusted	83.1	78.7
Adjusted (1)	82.8	78.1
OPERATING MARGIN %:
Unadjusted	1.5	2.0
Adjusted (1)	1.6	2.1
PRETAX MARGIN %:
Unadjusted	1.2	1.5
Adjusted (1)	1.2	1.6
SAME STORE SG&A RECONCILIATION:
As reported	$71,800	$73,323	(2.1)
Pre-tax adjustments:
Acquisition costs	(288)	(561)
Adjusted Same Store SG&A (1)	$71,512	$72,762	(1.7)
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.0	8.5
Adjusted (1)	8.9	8.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	79.1	75.5
Adjusted (1)	78.7	74.9
SAME STORE OPERATING MARGIN %:
Unadjusted	2.0	2.4
Adjusted (1)	2.0	2.5

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$24,150	$21,913	10.2
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(371)
Adjusted SG&A (1)	$24,150	$21,542	12.1
SG&A AS % REVENUES:
Unadjusted	11.4	10.8
Adjusted (1)	11.4	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	92.5	105.2
Adjusted (1)	92.5	103.4
OPERATING MARGIN %:
Unadjusted	0.6	(1.0)
Adjusted (1),(2)	0.6	(0.6)
PRETAX MARGIN %:
Unadjusted	0.4	(1.1)
Adjusted (1),(2)	0.4	(0.7)

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the six months ended June 30, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2017	2016	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$39,133	$46,580	(16.0)
Adjustments:
Catastrophic events
Pre-tax	643	2,769
Tax impact	(250)	(1,042)
Loss on real estate and dealership transactions
Pre-tax	—	250
Tax impact	—	(94)
Acquisition costs
Pre-tax	288	—
Tax impact	—	—
Non-cash asset impairment
Pre-tax	—	1,024
Tax impact	—	(391)
Foreign deferred income tax benefit
Tax impact	—	(1,686)
Adjusted net income (1)	$39,814	$47,410	(16.0)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$39,814	$47,410	(16.0)
Less: Adjusted earnings allocated to participating securities	1,413	1,918	(26.3)
Adjusted net income available to diluted common shares (1)	$38,401	$45,492	(15.6)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.84	$2.12	(13.2)
After-tax adjustments:
Catastrophic events	0.02	0.08
Loss on real estate and dealership transactions	—	0.01
Acquisition costs	0.01	—
Non-cash asset impairment	—	0.03
Foreign deferred income tax benefit	—	(0.08)
Adjusted diluted income per share (1)	$1.87	$2.16	(13.4)
SG&A RECONCILIATION:
As reported	$298,568	$299,022	(0.2)
Pre-tax adjustments:
Catastrophic events	(643)	(2,769)
Loss on real estate and dealership transactions	—	(250)
Acquisition costs	(288)	—
Adjusted SG&A (1)	$297,637	$296,003	0.6

SG&A AS % REVENUES:
Unadjusted	11.2	10.7
Adjusted (1)	11.1	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	73.7	72.9
Adjusted (1)	73.5	72.2
OPERATING MARGIN %:
Unadjusted	3.5	3.5
Adjusted (1),(2)	3.5	3.6
PRETAX MARGIN %:
Unadjusted	2.3	2.5
Adjusted (1),(2)	2.3	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$295,041	$291,844	1.1
Pre-tax adjustments:
Catastrophic events	(643)	(2,769)
Loss on real estate and dealership transactions	—	(250)
Acquisition costs	(288)	—
Adjusted Same Store SG&A (1)	$294,110	$288,825	1.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.7
Adjusted (1)	11.1	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.4	72.2
Adjusted (1)	73.2	71.5
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.6
Adjusted (1),(3)	3.6	3.8

	Six Months Ended June 30,
	2017	2016	% Increase/ (Decrease)
NET INCOME RECONCILIATION:
As reported	$73,072	$80,871	(9.6)
Adjustments:
Catastrophic events
Pre-tax	643	5,423
Tax impact	(250)	(2,038)
Loss on real estate and dealership transactions
Pre-tax	—	113
Tax impact	—	255
Acquisition costs
Pre-tax	288	591
Tax impact	—	(11)
Legal settlements (4)
Pre-tax	(1,833)	—
Tax impact	696	—
Non-cash asset impairment
Pre-tax	—	1,533
Tax impact	—	(586)
Foreign deferred income tax benefit
Tax impact	—	(1,686)
Adjusted net income (1)	$72,616	$84,465	(14.0)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$72,616	$84,465	(14.0)
Less: Adjusted earnings allocated to participating securities	2,628	3,367	(21.9)
Adjusted net income available to diluted common shares (1)	$69,988	$81,098	(13.7)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.42	$3.57	(4.2)
After-tax adjustments:
Catastrophic events	0.02	0.15
Loss on real estate and dealership transactions	—	0.02
Acquisition costs	0.01	0.02
Legal settlements (4)	(0.05)	—
Non-cash asset impairment	—	0.04
Foreign deferred income tax benefit	—	(0.07)
Adjusted diluted income per share (1)	$3.40	$3.73	(8.8)
SG&A RECONCILIATION:
As reported	$588,347	$592,687	(0.7)
Pre-tax adjustments:
Catastrophic events	(643)	(5,423)
Gain on real estate and dealership transactions	—	310
Acquisition costs	(288)	(591)
Legal settlements (4)	1,833	—
Adjusted SG&A (1)	$589,249	$586,983	0.4

SG&A AS % REVENUES:
Unadjusted	11.3	11.0
Adjusted (1)	11.4	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	74.6	74.2
Adjusted (1)	74.7	73.4
OPERATING MARGIN %:
Unadjusted	3.3	3.3
Adjusted (1),(2)	3.3	3.5
PRETAX MARGIN %:
Unadjusted	2.2	2.3
Adjusted (1),(2)	2.2	2.4
SAME STORE SG&A RECONCILIATION:
As reported	$572,432	$572,764	(0.1)
Pre-tax adjustments:
Catastrophic events	(643)	(5,423)
Loss on real estate and dealership transactions	—	(385)
Acquisition costs	(288)	(591)
Legal settlements (4)	1,833	—
Adjusted Same Store SG&A (1)	$573,334	$566,365	1.2
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	10.9
Adjusted (1)	11.3	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.8	73.1
Adjusted (1)	74.0	72.3
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.5
Adjusted (1),(3)	3.4	3.7

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,956 for the three and six months ended June 30, 2016, respectively.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,534 for the three and six months ended June 30, 2016, respectively.
(4)	For the six months ended June 30, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.